Roundhill MSFT WeeklyPay ETF
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 20.0%		Shares	Value
Software - 20.0%
Microsoft Corp.		6,303	$3,264,639
TOTAL COMMON STOCKS (Cost $3,217,373)			3,264,639

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 65.8%		Par	Value
4.08%, 10/16/2025 (a)(b)		10,800,000	10,781,693
TOTAL U.S. TREASURY BILLS (Cost $10,781,693)			10,781,693

MONEY MARKET FUNDS - 13.2%		Shares	Value
First American Government Obligations Fund - Class X, 4.05% (c)		2,161,428	2,161,428
TOTAL MONEY MARKET FUNDS (Cost $2,161,428)			2,161,428

TOTAL INVESTMENTS - 99.0% (Cost $16,160,494)			16,207,760
Other Assets in Excess of Liabilities - 1.0%			165,638
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$16,373,398
two			–%
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.			–%

(a)	The rate shown is the annualized yield as of September 30, 2025.
(b)	All or a portion of security has been pledged as collateral for swap contracts. The fair value of assets committed as collateral as of September 30, 2025 is $6,289,353.
(c)	The rate shown represents the 7-day annualized yield as of September 30, 2025.

Roundhill MSFT WeeklyPay ETF
Schedule of Total Return Swap Contracts
September 30, 2025 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Microsoft Corp.	Nomura Securities International, Inc.	Receive	OBFR + 1.75%	Termination	08/26/2026	$16,337,697	$168,143
Net Unrealized Appreciation (Depreciation)							168,143

There are no upfront payments or receipts associated with total return swaps in the Fund as of September 30, 2025.

OBFR - Overnight Bank Funding Rate was 4.09% as of September 30, 2025.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Roundhill MSFT WeeklyPay ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$3,264,639	$–	$–	$3,264,639
U.S. Treasury Bills	–	10,781,693	–	10,781,693
Money Market Funds	2,161,428	–	–	2,161,428
Total Investments	$5,426,067	$10,781,693	$–	$16,207,760

Other Financial Instruments:
Total Return Swaps*	$–	$168,143	$–	$168,143
Total Other Financial Instruments	$–	$168,143	$–	$168,143

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of September 30, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.